UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                  Date of Amendment (Date of Original Report):
                       March 18, 2011 (January 31, 2011)
                       ---------------------------------

                          Prepaid Card Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

            Nevada                   000-53270                   76-0222016
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(State or other jurisdiction  (Commission File Number)      (I. R. S. Employer
     of incorporation)                                       Identification No.)

     18500 Von Karman, Suite 530 Irvine, CA     92612
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     (Address of principal executive offices)     (Zip Code)

Issuer's telephone number, including area code   877-237-6260 x 110
                                               --------------------

                                      N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01.  CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On January 24, 2011, Prepaid Card Holdings, Inc. (the "Company") engaged M&K CPAs, LLC of Houston, TX as its certified public auditing firm.

M&K has been engaged to audit our 2008, 2009, and 2010 annual financial statements; to review our 3rd Quarter 2009 and 1st, 2nd and 3rd Quarter 2010 quarterly financial statements; and to provide review and auditing services for the Company going forward.

The decision to change accountants was recommended, approved and ratified by the Company's Board of Directors effective January 24, 2011. Mr. Corso's reports on the financial statements of the Company for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles other than the inclusion of an explanatory paragraph discussing the Company's ability to continue as a going concern.

During the years ended December 31, 2008 and 2007, and any subsequent interim periods through the date the Company was informed of Mr. Corso's status, there were no disagreements between Mr. Corso and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Mr. Corso would have caused Mr. Corso to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

Other than the information as to Mr. Corso's status with Gruber & Company, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2008 and 2007, and any subsequent interim periods through the date the Company was informed of Mr. Corso's status.

As Mr. Corso is unavailable and effectively was not the Company's auditor, the Company has not requested Mr. Corso to respond to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. Furthermore, as Mr. Corso is unavailable and was not the Company's auditor, the Company has not requested that Mr. Corso review the disclosure in this report and was not provided with an opportunity to provide a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which he does not agree with the statements made by the Company herein.

As the Company had been under the mistaken belief that Gruber & Company LLC was the Company's Independent Public Accounting Firm, the Company has requested that Gruber & Company respond to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Gruber & Company review the Item 4.01 disclosure in this report and has provided Gruber & Company with an opportunity to provide a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which Gruber & Company does not agree with the statements made by the Company herein. We have not to date received such a letter from Gruber & Company. If received, we will file any such letter by amendment within 2 days of receipt of such letter.

The Company has not previously consulted with M&K regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the years ended December 31, 2008 and December 31, 2007, and any later interim period, including the interim period up to and including the date the Company was informed of Mr. Corso's status (however, the Company did inform M&K of the events contained herein with respect to Mr. Corso). M&K has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). M&K did not furnish a letter to the Commission.


ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIE

On November 12, 2007, we had appointed Gruber & Company LLC as our certified public auditing firm. However, in January 2010 we learned that Mr. Corso, the accountant who had been conducting the audit in the name of Gruber & Company, did not hold a current accounting license; we were later informed by Gruber & Company that Mr. Corso was incarcerated on unknown charges and was never an employee of Gruber & Company. Gruber & Co, LLC has stated that they have no association with Mr. Corso, therefore, the December 31, 2008 audited financials should not be relied on and need to be re-audited.

As the Company had been under the mistaken belief that Gruber & Company LLC was the Company's Independent Public Accounting Firm, the Company has requested that Gruber & Company respond to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Gruber & Company review the Item 4.02 disclosure in this report and has provided Gruber & Company with an opportunity to provide a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which Gruber & Company does not agree with the statements made by the Company herein. We have not to date received such a letter from Gruber & Company. If received, we will file any such letter by amendment within 2 days of receipt of such a letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PREPAID CARD HOLDINGS, INC.
                                        (Registrant)

Dated: March 18, 2011                   By:     \s\ Bruce A. Berman
                                                -------------------
                                        Bruce A. Berman
                                        Chief Executive Officer